                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 FORM 8-K/A
                           CURRENT REPORT PURSUANT TO
                         SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): October 31, 1997
                                                       ----------------

                             WESTERN ATLAS INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware

                 (State or Other Jurisdiction of Incorporation)

                   1-12430                            95-3899675
          (Commission file Number)          (IRS Employer Identification No.)

    10205 Westheimer Road, Houston, Texas             77042-3115
  (Address of Principal Executive Offices)            (Zip Code)

                                 (713) 972-4000
              (Registrant's Telephone Number, Including Area Code)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

As previously reported, on October 31, 1997, Western Atlas Inc. (the "Registrant" or the "Company") distributed all of the issued and outstanding shares of common stock, par value $.01 per share ("UNOVA Common Stock"), of its then wholly-owned subsidiary UNOVA, Inc., a Delaware corporation ("UNOVA").
The distribution ("Distribution") was made in the form of a dividend to holders of record of the Company's common stock, par value $1.00 per share ("Company Common Stock"), at the close of business on October 24, 1997 (the "record date"). On October 31, 1997, holders of Company Common Stock on the record date were distributed one share of UNOVA Common Stock for each share of Company Common Stock owned. UNOVA comprises the Company's former industrial automation systems operations. The Company's continuing operations are composed of its oilfield services operations.

In its Current Report on Form 8-K dated October 31, 1997 (the "October 31, 1997 Form 8-K"), the Registrant stated that pursuant to Item 7 of Form 8-K promulgated under the Securities Exchange Act of 1934, the pro forma financial information required by paragraph (b)(1) of said Item 7 would be filed by amendment not later than 60 days after the October 31, 1997 Form 8-K was required to be filed. This Amendment No. 1 to the October 31, 1997 Form 8-K is being filed to include the pro forma financial information required by said paragraph (b)(1) of Item 7 of Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS  AND EXHIBITS
  (b)  PRO FORMA FINANCIAL INFORMATION

The Company's historical financial statements as of September 30, 1997 and for the nine months then ended presented UNOVA as discontinued operations. The Company's historical condensed statement of operations for the year ended December 31, 1996 (included herein) has been restated to conform to this presentation.

The following unaudited pro forma consolidated condensed statements of operations of the Company reflect adjustments to the historical statements of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996, in order to present the consolidated results of continuing operations as if the Distribution had occurred at the beginning of the respective periods.

The following unaudited pro forma consolidated condensed balance sheet of the Company reflects adjustments to the historical balance sheet at September 30, 1997 as if the Distribution had occurred on September 30, 1997. The pro forma balance sheet gives effect to the Distribution, and the distribution by UNOVA to the Company of $230 million which was used by the Company to repay short-term indebtness in a like amount. (See Notes 3 and 4 of Notes to Pro Forma Consolidated Condensed Financial Information for further information).

The pro forma consolidated condensed balance sheet and statements of operations of the Company should be read in conjunction with the historical financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997. The pro forma consolidated condensed financial information presented herein is for information purposes only and may not necessarily reflect the results of operations or financial position of the Company which would have occurred had the Distribution occurred at the beginning of the financial periods presented or as of September 30, 1997, nor is the pro forma consolidated condensed financial information necessarily indicative of future results of operations or financial position of the Company.

                              WESTERN ATLAS INC.
           PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
          (THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE AMOUNTS)
                                 (UNAUDITED)

                                                                                  PRO FORMA
                                                            HISTORICAL           ADJUSTMENTS              PRO FORMA
                                                            ----------           -----------              ---------
   Sales and service revenues                                 $1,218,665          $                        $1,218,665

   Costs and expenses:
     Cost of sales                                               826,296                                      826,296
     Selling, general and administrative                          93,536               (4,579)    (1)          88,957
     Depreciation and amortization                               159,002                 (442)    (1)         158,560
     Interest, net                                                31,482                                       31,482
     Spin-off related costs                                        8,350               (8,350)    (2)
                                                              ----------          -----------              ----------
       Total costs and expenses                                1,118,666              (13,371)              1,105,295
                                                              ----------          -----------              ----------
   Earnings before taxes on income                                99,999               13,371                 113,370
   Taxes on income                                               (40,000)              (5,348)    (1)         (45,348)
                                                              ----------          -----------              ----------
     Earnings from continuing operations                      $   59,999          $     8,023              $   68,022
                                                              ==========          ===========              ==========


   Net earnings per share, Note (5):
      Primary                                                 $     1.09                                   $     1.23
      Fully diluted                                           $     1.08                                   $     1.23

   Shares used in computing earnings per share:
      Weighted average common shares
        outstanding (net of treasury shares)                  54,042,172                                   54,042,172
      Common stock equivalents                                 1,174,713                                    1,174,713
                                                              ----------                                   ----------
       Total primary shares                                   55,216,885                                   55,216,885
     Additional potentially dilutive shares                      278,974                                      278,974
                                                              ----------                                   ----------
       Total fully diluted shares                             55,495,859                                   55,495,859
                                                              ==========                                   ==========

                               WESTERN ATLAS INC.
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 1997
                             (thousands of dollars)
                                  (unaudited)

                                                       Pro Forma
                                       Historical     Adjustments       Pro Forma
                                       ----------     -----------      -----------
ASSETS
Current assets:
  Cash and cash equivalents           $   16,195        $              $   16,195
  Accounts receivable, net               382,084                          382,084
  Inventories, less progress billings     40,074                           40,074
  Deferred tax assets                     42,997                           42,997
  Net assets of UNOVA, Inc. to be
    distributed to Western Atlas
    Shareholders                         619,538         (619,538)(4)
  Due from UNOVA, Inc.                   230,000         (230,000)(3)
  Other current assets                    55,678                           55,678
                                      ----------        ---------      ----------
      Total current assets             1,386,566         (849,538)        537,028

Property, plant and equipment,
  at cost                              1,348,541                        1,348,541
Less accumulated depreciation           (485,763)                        (485,763)
                                      ----------                       ----------
  Property, plant and equipment, net     862,778                          862,778

Goodwill and other intangibles, net      321,730                          321,730

Geophysical data and other assets        247,118                          247,118
                                      ----------        ---------      ----------
Total assets                          $2,818,192        $(849,538)     $1,968,654
                                      ==========        =========      ==========

LIABILITIES AND SHAREHOLDERS'
  INVESTMENT
  Accounts payable                    $  214,818        $              $  214,818
  Payroll and related expenses            89,685                           89,685
  Notes payable and current portion
    of long-term obligations             326,531         (230,000)(3)      96,531
                                      ----------        ---------      ----------
      Total current liabilities          631,034         (230,000)        401,034

Long-term obligations                    733,040                          733,040
Deferred income taxes and other
  long-term obligations                   34,016                           34,016

Shareholders' investment
  Common stock                            54,051                           54,051
  Additional paid-in capital           1,164,570        (523,644)(4)      640,926
  Retained earnings                      193,707         (87,099)(4)      106,608
  Cumulative currency translation
    adjustment                             8,795          (8,795)(4)
  Less treasury shares at cost            (1,021)                          (1,021)
                                      ----------        ---------      ----------
    Total shareholders' investment     1,420,102         (619,538)        800,564
                                      ----------        ---------      ----------
  Total liabilities and
    shareholders' investment          $2,818,192        $(849,538)     $1,968,654
                                      ==========        =========      ==========

                               WESTERN ATLAS INC.
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
           (THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE AMOUNTS)
                                 (UNAUDITED)

                                                                                    PRO FORMA
                                                             Historical            Adjustments             Pro Forma
                                                             ----------            -----------             ---------
   Sales And Service Revenues                                 $1,418,108           $                       $1,418,108

   Costs and expenses:
     Cost of sales                                               946,909                                      946,909
     Selling, general and administrative                         119,511           $  (22,242)    (1)          97,269
     Depreciation and amortization                               204,242                 (627)    (1)         203,615
     Interest, net                                                30,909                                       30,909
                                                              ----------           ----------              ----------
       Total costs and Expenses                                1,301,571              (22,869)              1,278,702
                                                              ----------           ----------              ----------
   Earnings before taxes on income                               116,537               22,869                 139,406
   Taxes on income                                               (46,615)              (9,148)    (1)         (55,763)
                                                              ----------           ----------              ----------
     Earnings from continuing operations                      $   69,922           $   13,721              $   83,643
                                                              ==========           ==========              ==========
   Net earnings per share, Note (5):
      Primary                                                 $     1.28                                   $     1.54
      Fully diluted                                           $     1.28                                   $     1.53

   Share used in computing earnings per share:
      Weighted average common shares
        Outstanding (net of treasury shares)                  53,489,717                                   53,489,717
      Common stock equivalents                                   960,829                                      960,829
                                                              ----------                                   ----------
       Total primary shares                                   54,450,546                                   54,450,546
     Additional potentially dilutive shares                      179,878                                      179,878
                                                              ----------                                   ----------
       Total fully diluted shares                             54,630,424                                   54,630,424
                                                              ==========                                   ==========

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ITEM 7(B) - CONTINUED


                              WESTERN ATLAS INC.
       NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION


(1) To reflect the allocation of corporate general and administrative costs, depreciation and amortization, and related tax effects attributable to UNOVA.

(2) To reflect the reversal of $8.4 million in costs associated with the spin-off of UNOVA.

(3) To reflect the distribution by UNOVA to Western Atlas Inc. of $230 million which was used by Western Atlas Inc. to repay short-term indebtedness in a like amount.

(4) To record the tax-free distribution of UNOVA common stock to Western Atlas Inc. shareholders.

(5)     Calculated based on earnings from continuing operations.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WESTERN ATLAS INC.



Date     November 26, 1997              By:      /s/ THOMAS B. HIX, JR.
      -----------------------                   -------------------------------
                                                Thomas B. Hix, Jr.
                                                Vice President
                                                Finance and Administration